UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20068
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported)		January 25, 2001
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification Number)
1900 Pennsylvania Avenue, N.W., Washington, D.C. (Address of principal executive offices)		20068 (Zip Code)
Registrant's telephone number, including area code		202-872-3526
(Former Name or Former Address, if Changed Since Last Report)

Pepco Form 8-K

Item 7. Financial Statements and Exhibits.
(c) Exhibits
Exhibit No. 12 23 99

Description of Exhibit

Computation of Ratios

Consent of Independent Accountants

The 2000 consolidated financial statements of the Company and Subsidiaries, together with the report thereon of PricewaterhouseCoopers dated January 19, 2001; and Management's Discussion and Analysis of Consolidated Results of Operations and Financial Condition as well as selected financial data

Reference Filed herewith. Filed herewith. Filed herewith.

                               Signatures

     Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Potomac Electric Power Company
                                              (Registrant)

                                     By:          A. W. WILLIAMS
                                                Andrew W. Williams
                                             Senior Vice President and
                                              Chief Financial Officer

January 25, 2001
     Date